Investor Presentation June 2026

2 | Industry-Leading Solutions for Cell-Based Therapies | June 2026 © Copyright 2026 BioLife Solutions® Safe Harbor Statement Certain statements contained in this presentation are not historical facts and may be forward- looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “plans,” “expects,” “believes,” “anticipates,” “designed,” and similar words are intended to identify forward-looking statements. Forward-looking statements are based on our current expectations and beliefs, and involve a number of risks and uncertainties that are difficult to predict and that could cause actual results to differ materially from those stated or implied by the forward-looking statements. A description of certain of these risks, uncertainties and other matters can be found in filings we make with the U.S. Securities and Exchange Commission, all of which are available at www.sec.gov. Because forward-looking statements involve risks and uncertainties, actual results and events may differ materially from results and events currently expected by us. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. We undertake no obligation to publicly update these forward-looking statements to reflect events or circumstances that occur after the date of this presentation or to reflect any change in its expectations with regard to these forward-looking statements or the occurrence of unanticipated events. This presentation contains industry, statistical and market data, which was obtained from the company’s own internal estimates and research as well as from industry and general publications and research, surveys and studies conducted by third parties. All of the market data used in this presentation involves a number of assumptions and limitations. While the company believes that the information from these industry publications, surveys and studies is reliable, the industry in which it operates is subject to a high degree of uncertainty and risk due to a variety of important factors. These and other factors could cause results to differ materially from those expressed in the estimates made by third parties and by the company. This presentation contains trademarks, trade names and service marks of other companies, which are the property of their respective owners. The company does not intend its use or display of other parties' trademarks, trade names or service marks to imply, and such use or display should not be construed to imply, a relationship with, or endorsement or sponsorship of the company by, these other parties. Non-GAAP Measures of Financial Performance: To supplement our financial statements, which are presented on the basis of U.S. generally accepted accounting principles (GAAP), the following non-GAAP measures of financial performance are included on a consolidated basis in this release: adjusted gross margin, earnings before interest, taxes, depreciation and amortization (EBITDA), and adjusted EBITDA from continuing operations. A reconciliation of GAAP to adjusted non-GAAP financial measures is included on slides 24 – 27 of this presentation. We believe these non-GAAP financial measures are useful to investors in assessing our operating performance. We use these financial measures internally to evaluate our operating performance and for planning and forecasting of future periods. We also believe it is in the best interests of investors to provide this non-GAAP information. While we believe these non-GAAP financial measures provide useful supplemental information to investors, there are limitations associated with the use of these non-GAAP financial measures. These non-GAAP financial measures may not be reported by competitors, and they may not be directly comparable to similarly titled measures of other companies due to differences in calculation methodologies. The non-GAAP financial measures are not an alternative to GAAP information and are not meant to be considered in isolation or as a substitute for comparable GAAP financial measures. They should be used only as a supplement to GAAP information and should be considered only in conjunction with our consolidated financial statements prepared in accordance with GAAP.

3 | Industry-Leading Solutions for Cell-Based Therapies | June 2026 Our Mission Our mission is to protect the integrity of cells and provide trusted tools, services, and expertise that enable our customers to advance and de-risk the development and delivery of cell-based therapies © Copyright 2026 BioLife Solutions® 241 245 248

BioLife at a Glance

Biolife Solutions

Leading provider of biopreservation and processing tools for cell-based therapies

$96M
FY 2025 Revenue

65%
FY 2025 Gross Margin

29%
FY 2025 Organic Revenue Growth

26%
FY 2025 Adj. EBITDA Margin

17 Biopreservation Media (BPM)
3 CellSeal® Vial • 1 hPL Solutions
Commercially approved cell-based therapies specifying BioLife Products

~250 (>70% BPM Share)
Active US commercially-sponsored cell-based therapy trials specifying BioLife Products[1]

>950
Active global cell-based therapy trials specifying BioLife Products[1]

~35 (>80% BPM Share)
Active Phase 3 US commercially-sponsored cell-based therapy trials specifying BioLife Products[1][2]



Product
Biopreservation Media
87%
Cell Processing Tools
13%
Product Type
Equipment
2%
Consumables
98%
Revenue Mix
(FY 2025)
Geographic
Other
5%
North America
81%
EMEA
14%
Channel / Customer
Distributors
34%
Direct Customer with Commercial Therapies
46%
Other Direct Customers
20%
(For Biopreservation Media Customers Only)

Note: 2025 figures pro forma for divestitures. (1) Reflects specification of both biopreservation media products (CryoStor®, HypoThermosol® and/or other biopreservation media) and/or cell processing tools products (CellSeal®, hPL solutions and/or Signata); as of October 2025. (2) Includes Phase 2/3 and Phase 3 trials.

4 | Industry-Leading Solutions for Cell-Based Therapies | June 2026

© Copyright 2026 BioLife Solutions®

25+ Years of Innovation in Cell-Based Applications

1987 - 2002: Scientific Foundation
R&D origins, proof of concept & technology validation

1998 – Incorporated as subsidiary of publicly traded **Cryomedical Sciences, Inc.**

2002 – Divestiture of cryosurgical assets and portfolio focus on biopreservation

2003 - 2013: Biopreservation Focus
Commercial pivot and operational scale

2008 – Submitted FDA Master Files for CryoStor® and HypoThermosol® FRS; < 300 customers

2009-2010 – ISO13485 standard for quality management system; 12,000-20,000L annual capacity

2014 - 2018: Becoming Gold Standard
Market leadership in cell biopreservation

2014 – Spec'd into >175 clinical trials

2017 – Commercial approval of Kite Pharma's cell-based therapy Yescarta; signed long-term supply agreement with Kite Pharma in 2016

2019 - 2022: Revenue Diversification
Integrated tools & services

2019-2021 – Acquired adjacent cold chain storage & transport assets

Acquired **Astero Bio** (ThawSTAR®)

Sep 2021 – Acquired **Sexton Biotechnologies** (hPL, CellSeal® and fill & finish)

2023 - 2026: Cell Processing & Consumables Focus
Strategic refocus & value optimization

Oct 2023 – Rod de Greef appointed CEO (20+ years of experience with BLFS)

2024-2025 – Divestitures of **Storage & Services** (SciSafe, evo) & **Freezers** (CBS, Stirling)

2025 – Acquisition of **PanTHERA** & investment in **Pluristyx**

2025 – Spec'd into >950 clinical trials

2026 – Signed **Qkine** partnership to expand CGT exposure, providing **Cytokines**

5 | Industry-Leading Solutions for Cell-Based Therapies | June 2026

© Copyright 2026 BioLife Solutions®

6 | Industry-Leading Solutions for Cell-Based Therapies | June 2026 Executed Successful Portfolio Refocusing Note: 2025 figures pro forma for the divestiture of evo. (1) Excludes prior-year COVID-related revenue. (2) Reflects cash & cash equivalents and short- and long-term assets held for sale net of debt (including financing leases). 2023 Cell Processing Tools, Freezers and Cold Chain Services Divestiture of Storage & Services + Freezers Targeted Acquisitions, Investments & Partnerships & (Cryopreservation technology) Acquisition of (iPSC technologies) Investment in 42% 16% 41% 43% 41% 10% 6% Cell Processing Freezer & Thaw Storage & Cold Chain Equipment ConsumablesRental Service 87% 13% 98% 2% Equipment Biopreservation Media Consumables Cell Processing Tools $143M (4)% Revenue: $44M / 31% (3)% ’22-’23 % Growth: % Adj. EBITDA: Net Cash Balance(2): $26M Gross Margin: $96M 29% FY’25 Revenue: $62M / 65% 26% FY’24-’25 % Growth: FY’25 % Adj. EBITDA: Net Cash Balance(2): $114M FY’25 Gross Margin: Higher sustainable growth    Improved profitability 100% Cell processing ~100% consumables (1) 2025 Cell Processing Tools © Copyright 2026 BioLife Solutions® (Cytokines & Growth Factors) Partnership with

BioLife Supports Diverse Cell-Based Applications

BioLife provides solutions for therapies involving ex vivo cell processing

Ex Vivo Gene-Modified Cell Therapy

Cells are collected, genetically engineered to perform therapeutic functions, expanded and reinfused into the patient


Sample Collection
Therapy Delivery
Genetic Modification
Expansion
(of gene-modified cells)

Ex Vivo Cell Therapy (Gene Un-Modified)

Cells are collected from the patient or a donor, activated or expanded outside the body and reinfused without genetic alteration


Sample Collection
Therapy Delivery
Expansion
Activation

In Vivo Cell / Gene Therapy

Not current BioLife area of focus

Genetic material is delivered directly into the patient to modify cells within the body and enable therapeutic activity


Genetic material
+
Transfection reagent

Examples including but not limited to:

CAR-T Cells	Genetically modified T-Cells engineered to express synthetic receptors bind and respond to cells
TCR T-Cells	T-Cells modified with enhanced receptors that detect intracellular and extracellular tumor antigens presented on MHC molecules

Examples including but not limited to:

Pluripotent Cells	Undifferentiated or less differentiated cells capable of self-renewal and specialization
Natural Killer (NK) Cells	Innate immune cells that identify and eliminate abnormal cells without prior sensitization, often developed as off-the-shelf therapies
Tumor-Infiltrating Lymphocytes (TILs)	Naturally occurring T-Cells extracted from tumors, expanded ex vivo, and reinfused to amplify the body's own immune response
Gamma Delta T-Cells	A unique T-cell subset that recognizes stressed or malignant cells without MHC restriction, enabling allogeneic therapy potential

7 | Industry-Leading Solutions for Cell-Based Therapies | June 2026

© Copyright 2026 BioLife Solutions®

BioLife Solutions Product Platforms

Biopreservation Media

BioLife's biopreservation media are foundational tools that protect cell viability and function throughout manufacturing, freezing, storage and transport. Formulated with optimized, serum-free components, CryoStor®, HypoThermosol® and BioLife's other media products[(1)] deliver consistent performance across diverse cell types and processing conditions. Manufactured under cGMP and widely adopted across clinical and commercial programs, these solutions underpin the reliability and consistency of modern cell-based therapy processes.



FY 2025
87%

Cell Processing Tools

BioLife's cell processing tools support critical steps in the preparation, transfer, and recovery of cell-based therapies by enhancing efficiency and reproducibility through closed-system handling. BioLife's human platelet lysate (hPL) solutions enable robust, reliable cell expansion, while CellSeal® closed-system containers and complementary systems such as Signata and ThawSTAR® provide secure cryogenic storage and transfer, reducing contamination risk and improving process uniformity.



13%
FY 2025

CryoStor®
(Cryopreservation Media)

HypoThermosol®
(Hypothermic Biopreservation Media)



hPL Solutions
(Cell Culture Media Supplement)



CellSeal®
(Cryovials & Cases)



Signata
(Automated Fill & Finish System & Consumables)



ThawSTAR®
(Thawing Equipment & Consumables)



(1) Includes BloodStor® and Cell Thawing Media.

8 | Industry-Leading Solutions for Cell-Based Therapies | June 2026

© Copyright 2026 BioLife Solutions®

BioLife Solutions Key Products

	Product	Description / Application	Innovating vs. Traditional Options	BioLife Differentiation	Approx. % Revenue	'24-'25 YoY % Growth
Biopreservation Media	**CryoStor®** 	Proprietary serum-free, protein-free cryo-preservation media (-70 to -196ºC) that protects cells and tissues during freezing and thawing, and optimizes post-thaw viable recovery + functionality	Home-brew	Benchmark for reliable high post-thaw cell recovery and functionality	*~80-85%*	*+32%*
Biopreservation Media	**HypoThermosol®** 	Proprietary serum-free, protein-free hypothermic biopreservation media that preserves cell and tissue stability during storage & transport (2-8ºC)	Isotonic Saline Solution Home-brew	Purpose built for maintaining cell viability under hypothermic conditions	*~3-5%*	*+2%*
Cell Processing Tools	**hPL Solutions** 	Pathogen-reduced and xeno-free supplements that support faster cell growth, higher yield, and improved functionality during cell expansion	Traditional FBS & AB Serum cell culture media offering	Improved performance of cells grown with hPL vs. traditional supplements	*~3-5%*	*0%* *(+18% '21-'25 CAGR)*
Cell Processing Tools	**CellSeal®** 	Sterile containment solutions that safeguard cells and increase preservation while maintaining flexibility throughout the manufacturing workflow	Freezing bags Standard cryovials	Fracture resistant and closed aseptic filling minimizing contamination risk	*~5-7%*	*+25%*
Cell Processing Tools	**Signata** 	Automated, closed fluid management system and related consumables for cell fill-finish, media formulation, and bioreactor transfers; compatible with CellSeal® and other generic packing	Benchtop fillers Automated / robotic fillers	High precision delivery, protocol flexibility, and ease of implementation	*~1-2%*	*+54%*
Cell Processing Tools	**ThawSTAR®** 	Automated, water-free thawing platform for consistent, contamination-free recovery of frozen cells and biologics	Water baths	Reduced contamination risks and easy to use reliability	*~1-2%*	*+95%*

9 | Industry-Leading Solutions for Cell-Based Therapies | June 2026

© Copyright 2026 BioLife Solutions®

Products Used Throughout Cell-Based Therapy Workflow

Biolife Solutions®

Upstream Processing: Sample Collection → Expansion | Downstream Processing: Harvest → Storage + Transport

Sample Collection	Biopreservation & Transport	Selection & Isolation	Activation / Modification	Expansion	Harvest	Formulate / Fill	Freeze	Storage + Transport	Thaw & Administer
Cells are collected from the patient or donor and sent to manufacturing	Cells preserved + shipped (hypo-thermic or cryo-thermic; thawed pre-processing if latter)	Target cells are separated and purified from the initial sample	Cells are stimulated and, if applicable, genetically modified to gain therapeutic function	Cells are cultured and multiplied to reach the required therapeutic dose	Expanded cells are collected and prepared for formulation	Cells are mixed with cryoprotectant media and filled into final containers	Product is cryopreserved to preserve viability for storage and transport	Frozen therapy is stored and shipped through a controlled cold chain	Cells are thawed onsite and administered to the patient

BioLife Products

CryoStor® (Cryopreservation Media)



HypoThermosol® (Hypothermic Biopreservation Media)



ThawSTAR® (Thawing Equipment & Consumables)



Qkine

hPL Solutions (Cell Culture Media Supplement)


SEXTON
SEXTON
SEXTON

CellSeal® & Signata (Cryovials & Cases + Automated Fill & Finish System & Consumables)



CryoStor® (Cryopreservation Media)



ThawSTAR® (Thawing Equipment & Consumables)



BioLife Technical Expertise



Application Science



Process Development Support



Center of Excellence

Biopreservation KEY to Therapy Efficacy

Quality control integral throughout therapy production

10 | Industry-Leading Solutions for Cell-Based Therapies | June 2026

© Copyright 2026 BioLife Solutions®

11 | Industry-Leading Solutions for Cell-Based Therapies | June 2026 Active US, Commercially Sponsored Cell-Based Therapy Trials and US Approved Cell-Based Therapies A significant number of active clinical trials and commercial cell-based therapies are supported by BioLife’s biopreservation media Trusted by Leaders in Cell-Based Therapies (1) Based on active US commercially sponsored cell-based therapy trials; reflects specification of biopreservation media products (CryoStor®, Hypothermosol® and/or other biopreservation media); as of October 2025. (2) Based on US commercially approved cell-based therapies with >$100M of revenue; reflects seven approved cell-based therapies specifying BioLife products out of eight; as of October 2025. (3) Based on EvaluatePharma. Total Clinical Trials (P1 – P3)(1) Selected Customers Direct Phase 3 Clinical Trials (P2/3 & P3)(1) Commercially Approved (with >$100M Revenue)(2) Top 8 US Comm. Cell-Based Therapies(3) Drug Name 2025E Revenue ’25-’28E CAGR BLFS Specified Carvykti $1.9B 30%  Yescarta 1.6B 3%  Breyanzi 1.3B 16%  Kymriah 0.4B (4%) Abecma 0.4B (0%)  Tecartus 0.4B 2%  Amtagvi 0.2B 38%  Casgevy 0.1B 67%  Total $6.5B 25% >70% >80% ~90% Distributors CDMOs Clinical Centers N = ~325 N = ~45 N = 8 © Copyright 2026 BioLife Solutions®

12 | Industry-Leading Solutions for Cell-Based Therapies | June 2026 Embedded Across Cell-Based Applications Therapy Type Cell Source Therapeutic Area Breakdown of active US, commercially-sponsored cell-based therapy clinical trials in which biopreservation media is specified (N=~250) 59% 32% 9% 57% 14% 7% 5% 3% 13% Unidentified Allogeneic 51% 8% 11% 7% 4% 3% 16% G en e -M o d ifie d (5 9% ) U n- m o d ifi e d (2 5% ) Note: As of October 2025. Musculo- skeletal Other CNS Immunology Hematological CAR-T TCR Pluripotent Cell Gamma Delta T-Cell Unidentified TIL NK Cell Autologous Oncology © Copyright 2026 BioLife Solutions®

CryoStor®: Industry-Leading Cryopreservation Solution in a Market with High Switching Costs

CryoStor® Differentiation

Performance (Cell Viability)	Reliably high post-thaw recovery and functional viability across a wide range of cell types and consistently outperforms top competitors and generic cryopreservation media
Technical Support	Availability of experienced regulatory support and scientific and technical assistance for troubleshooting and integration of the product into cryopreservation workflows and navigation of global regulatory pathways
Supply Consistency & Reliability	Strong logistics and supply stability ensuring consistency of lot-to-lot, on time delivery, and validated cold-chain for global distribution
Regulatory Documentation	Master File and US FDA cross-references, cGMP evidence and full traceability, closed system-packaging for use in clinical and commercial applications
Reputation	Clinical precedent and regulatory acceptance with brand recognition and customer trust

Obstacles to Switch by Phase

Phase	Ability to Switch	Est. Cost	Est. Time
Pre-Clinical		$100k - $500k	3-6mo
Phase I		$300k - $1.7m	12-24mo
Phase II		$300k - $1.7m	12-24mo
Phase III		$3m - $6m	2-4yr
Manufacturing		$3m - $6m	2-4yr

Harder to Switch → *Easier to Switch*

Source: Advancy and Dark Horse Consulting.

13 | Industry-Leading Solutions for Cell-Based Therapies | June 2026

© Copyright 2026 BioLife Solutions®

14 | Industry-Leading Solutions for Cell-Based Therapies | June 2026 Diversity of Products and Multi-Product Specification Greater specification of non-CryoStor® products and increasing multi-product specification in global early-stage trials position BioLife for sustained growth Note: Reflects global clinical trials specifying BioLife products; as of October 2025. (1) Trials in which multiple BioLife products are specified are counted multiple times (once for each product). 5 4 1 19 43 21 24 47 22 6 HTS CSV HPL SignataHypoThermosol® h Solutions Phase 2/3 + 3 Phase 1-2 Greater specification of Non-CryoStor® in early-stage trials Clinical Trials With Non-CryoStor® Products(1) Clinical Trials With Multiple Products Specified Cell eal® Vials Increasing early-stage trials with multiple products specified 32 4 Phase 1-2 Phase 2/3 + 3 36 Trials with Multiple Products © Copyright 2026 BioLife Solutions®

15 | Industry-Leading Solutions for Cell-Based Therapies | June 2026 +12% ‘25-’30 CAGR 23K 30K 50K33K Global Number of Cell-Based Therapy Patients (Clinical & Commercial) 34K 42K 59K 68K 74K 81K 89K $1.1 $1.7 $2.7 $3.8 $4.8 $6.7 $9.2 $12.1 $14.6 $17.0 $19.0 '20 '21 '22 '23 ' 4 '25F '26F '27F '28F '29F '30F Cell-Based Therapy Market Positioned To Grow 20%+ Success of commercial cell- based therapies: De novo New indications Geographic expansions Movement up in treatment Cell-Based Therapy Market Growth Drivers Global Commercial Cell-Based Therapy Revenue ($B, 2020-2030) Expansion of addressable patient populations: Allogeneic vs. Autologous Solid tumors vs. Blood cancers Autoimmune indications Source: EvaluatePharma. ’25F-’30F CAGR +23% +44% ’20-’24 CAGR © Copyright 2026 BioLife Solutions®

Large ~$4B Total Addressable Market for BioLife

Total addressable market expected to grow from ~$4B to ~$6B by 2030

Current Market Opportunity Breakdown

(2025)

Future Expansion Potential

Total Biopreservation and Cell Processing Tools Market

Global demand for:

- Cell-based applications
- Other applications such as organ, biospecimen, and fertility as well as broader cell culture reagents and equipment

~$4B

Fertility

Tissue / organ preservation

Other cell culture media supplements (cytokines, amino acids)

Broader cell processing equipment and instruments

Addressable by BioLife Today

Serviceable Adjacent Market

Includes adjacent segments that BioLife products can address but are not currently in focus

~$1.2B

Analytical control (QA)

Cell banking

Tissue preservation

hPL for extracellular vesicles

hPL for cosmetics

Other cell processing equipment

Addressed by BioLife Today

Core Cell-Based Therapy Market

Leader in biopreservation media with significant share gain opportunity in other product categories

~$550M

Biopreservation media

hPL for cell processing

Containment & selected cell processing equipment

Source: Advancy.

16 | Industry-Leading Solutions for Cell-Based Therapies | June 2026

© Copyright 2026 BioLife Solutions®

Customer Case Study: Trusted Partner for Solutions Across the Workflow

Biolife Solutions®

Large biopharma with multiple commercial cell-based therapy programs

- Long-term relationship with customer across multiple product platforms and therapies and through acquisitions
- BioLife viewed as partner for supporting commercial scale-up by optimizing process changes and improving compliance across the workflow

2011

CryoStor®

Assisted with biopreservation opt-imization; subsequent Quality/Regulatory support



2015

CellSeal® Vials

Integration into workflow to solve specific customer challenge



TODAY

Other Cell Processing Tools

Additional workflow solutions under evaluation

BioLife Products in

2 Commercial Therapies

and

~40 Active Clinical Trials[1]

Customer Annual Revenue


Cell Processing Tools
Biopreservation Media
>2x
2021
2025

(1) Global trials; as of October 2025.

17 | Industry-Leading Solutions for Cell-Based Therapies | June 2026

© Copyright 2026 BioLife Solutions®

Organizational Overview

Executive Team

Seasoned team with deep experience developing industry-leading tools for cell-based therapies

Roderick de Greef
Chairman & CEO

Aby J. Mathew, PhD
EVP, Chief Scientific Officer

Sean Werner, PhD
Chief Technology Officer

Todd Berard
Chief Commercial Officer

Troy Wichterman
Chief Financial Officer

Organizational Breakdown by Functional Area


~157
Employees
24%
21%
19%
13%
13%
10%
Manufacturing
Quality
Finance
Sales & Marketing
R&D
Corporate & Other

18 | Industry-Leading Solutions for Cell-Based Therapies | June 2026

© Copyright 2026 BioLife Solutions®

Overview of Operational Footprint

Overview of Key Facilities

Headquarters & BPM Manufacturing
(Bothell, WA)

Facility Overview (69K SF)
- Office space (17K SF)
- 3 GMP clean rooms (10K SF)
- Center of Excellence (5K SF)
- Product finishing, QC, warehouse, cold storage (37K SF)

Certifications:
- ISO 13485:2016

Media Storage & Thaw Service
(Woodinville, WA)

Facility Overview (13.5K SF)
- Media Warehouse (11.7K SF)
- Thaw Service (1.8K SF)

BPM GMP Cold Storage
(Reno, NV)
- Eliminated when Noblesville is online

Lab & IRI Manufacturing
(Ottawa, Canada)

Current Facility Overview (3K SF)
Lease ends Dec '26 – future 4K SF facility identified nearby

Cell-Processing Tools Manufacturing
(Indianapolis, IN) + (Noblesville, IN)

Facility Overview (22K SF)
- Office space (1,100 SF)
- GMP hPL clean room & support space (1,800 SF)
- Hardware/Service (700 SF)
- QC, warehouse, cold storage, shared (18K SF)

Certifications:
- ISO 9001:2015

Contracted CDMOs for Hardware and Consumables

19 | Industry-Leading Solutions for Cell-Based Therapies | June 2026
© Copyright 2026 BioLife Solutions®

20 | Industry-Leading Solutions for Cell-Based Therapies | June 2026 17% 27%24% 28% © Copyright 2026 BioLife Solutions® BioLife Solutions Financial Overview Total Revenue ($M) Adjusted EBITDA ($M) $16 $18 $19 $21 $22 $23 $26 $25 $28 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 Key Future Growth Drivers +29% ‘24-’25 % Growth 17-20% 2026 Revenue Growth Guidance $1.9 $3.1 $4.6 $3.7 $5.4 $5.6 $7.1 $6.9 $6.2 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 % Margin +88% ‘24-’25 % Growth Spec’d in commercial therapies & hundreds of clinical trials Increasing patient population (e.g., allogeneic, solid tumor, autoimmune indications, etc.) Multi-product penetration Pro forma for the divestiture of evo Key Future Growth Drivers Pricing Direct vs. distributor mix Fixed cost leverage 24%24%18%11% 22%

21 | Industry-Leading Solutions for Cell-Based Therapies | June 2026 Investment Highlights (1) Based on EvaluatePharma. (2) Based on active US commercially sponsored cell-based therapy trials; reflects specification of biopreservation media products (CryoStor®, Hypothermosol® and/or other biopreservation media); as of October 2025. (3) Based on US commercially approved cell-based therapies with >$100M of revenue; reflects seven approved cell-based therapies specifying BioLife products out of eight; as of October 2025. Industry-leading biopreservation and cell processing solutions designed to improve quality and de-risk cell-based therapy manufacturing and delivery Pure-play provider to cell-based therapy market, which is expected to grow 20%+ through 2030(1) BioLife products are spec’d in to >70% of cell-based therapy clinical trials(2) and used in ~90% of commercially relevant, FDA-approved cell-based therapies(3) Spec’d in status enables predictable, growing, sticky and high-margin revenue stream Significant competitive moat characterized by high switching costs and mission critical function of BioLife solutions in cell-based therapies 17-20% revenue growth expected for FY 2026 with positive net income (GAAP) for the full year and continued expansion of adj. EBITDA margin © Copyright 2026 BioLife Solutions®

Thank you

23 | Industry-Leading Solutions for Cell-Based Therapies | June 2026 GAAP to Non-GAAP Financial Information © Copyright 2026 BioLife Solutions®

24 | Industry-Leading Solutions for Cell-Based Therapies | June 2026 GAAP Gross Profit to Non-GAAP Gross Profit (In thousands) Q1 2024 Q2 2024 Q3 2024 Q4 2024 FY2024 Total revenues $ 16,485 $ 18,042 $ 19,405 $ 20,715 $ 74,647 Cost of revenues (4,961) (5,905) (5,888) (6,829) (23,583) COGS intangible asset amortization (246) (241) (240) (241) (968) Gross profit $ 11,278 $ 11,896 $ 13,277 $ 13,645 $ 50,096 Gross margin 68% 66% 68% 66% 67% ADJUSTMENTS TO GROSS PROFIT: Inventory reserve costs - - 247 - 247 Gain on disposal of assets - - - 87 87 Intangible asset amortization 246 241 240 241 968 ADJUSTED GROSS PROFIT $ 11,524 $ 12,137 $ 13,764 $ 13,973 $ 51,398 ADJUSTED GROSS MARGIN 70% 67% 71% 67% 69% © Copyright 2026 BioLife Solutions® Pro forma for the divestiture of evo

25 | Industry-Leading Solutions for Cell-Based Therapies | June 2026 GAAP Gross Profit to Non-GAAP Gross Profit (In thousands) Q1 2025 Q2 2025 Q3 2025 Q4 2025 FY 2025 Q1 2026 Total revenues $ 22,054 $ 23,438 $ 25,958 $ 24,764 $ 96,214 $ 27,500 Cost of revenues (6,995) (7,938) (9,130) (8,989) (33,052) (9,763) COGS intangible asset amortization (259) (267) (259) (259) (1,044) (241) Gross profit $ 14,800 $ 15,233 $ 16,569 $ 15,516 $ 62,118 $ 17,496 Gross margin 67% 65% 64% 63% 65% 64% ADJUSTMENTS TO GROSS PROFIT: Gain on disposal of assets (12) - - - (12) (6) Intangible asset amortization 259 267 259 259 1,044 241 ADJUSTED GROSS PROFIT $ 15,047 $ 15,500 $ 16,828 $ 15,775 $ 63,150 $ 17,731 ADJUSTED GROSS MARGIN 68% 66% 65% 64% 66% 64% © Copyright 2026 BioLife Solutions® Pro forma for the divestiture of evo

26 | Industry-Leading Solutions for Cell-Based Therapies | June 2026 GAAP to Non-GAAP Adjusted EBITDA (In thousands) Q1 2024 Q2 2024 Q3 2024 Q4 2024 FY 2024 Income (loss) from continuing operations $ (2,715) $ (5,158) $ 300 $ (1,216) $ (8,789) ADJUSTMENTS: Interest expense, net 200 316 226 24 766 Accretion of available-for-sale investments (183) (137) (88) (68) (476) Income tax expense (benefit) 17 1 (80) 24 (38) Depreciation 172 159 151 161 643 Intangible asset amortization 312 307 307 307 1,233 EBITDA $ (2,197) $ (4,512) $ 816 $ (768) $ (6,661) EBITDA margin (13)% (25)% 4% (4)% (9)% OTHER ADJUSTMENTS: Share-based compensation (non-cash) 3,886 3,730 3,918 3,748 15,282 Acquisition and divestiture costs 237 134 334 540 1,245 (Gain) loss on disposal of assets - - - 129 129 Change in fair value of investments - 4,074 - - 4,074 Other (income) expense (68) (308) (688) 68 (996) Inventory reserve costs - - 247 - 247 ADJUSTED EBITDA $1,858 $3,118 $4,627 $3,717 $13,320 ADJUSTED EBITDA MARGIN 11% 17% 24% 18% 18% © Copyright 2026 BioLife Solutions® Pro forma for the divestiture of evo

27 | Industry-Leading Solutions for Cell-Based Therapies | June 2026 GAAP to Non-GAAP Adjusted EBITDA (In thousands) Q1 2025 Q2 2025 Q3 2025 Q4 2025 FY 2025 Q1 2026 Income (loss) from continuing operations $271 ($15,320) $811 $2,108 ($12,130) $1,186 ADJUSTMENTS: Interest income, net (683) (684) (508) (831) (2,706) (1,041) Accretion of available-for-sale investments (105) (201) (235) (228) (769) (122) Income tax expense (benefit) 14 126 82 (173) 49 62 Depreciation 185 199 203 262 849 374 Intangible asset amortization 325 332 325 325 1,307 325 EBITDA $ 7 $ (15,548) $ 678 $ 1,463 $ (13,400) $ 784 EBITDA margin 0% (66)% 3% 6% (14)% 3% OTHER ADJUSTMENTS: Share-based compensation (non-cash) 3,982 5,707 5,779 5,804 21,272 4,806 Acquisition and divestiture costs 1,001 (61) 367 597 1,904 229 Severance costs 416 - 316 - 732 407 IPR&D expense - 15,521 - - 15,521 - (Gain) loss on disposal of assets (10) - - 11 1 (9) Other (income) expense 4 (46) (48) (956) (1,046) (58) ADJUSTED EBITDA $5,400 $5,573 $7,092 $6,919 $24,984 $6,159 ADJUSTED EBITDA MARGIN 24% 24% 27% 28% 26% 22% © Copyright 2026 BioLife Solutions® Pro forma for the divestiture of evo

© Copyright 2026 BioLife Solutions® BioLife Solutions Inc. 3303 Monte Villa Parkway, Suite 310 Bothell, WA 98021 USA T +1.866.424.6543 or 425.402.1400 F +1.425.402.1433 E info@biolifesolutions.com biolifesolutions.com NASDAQ: BLFS For additional questions or comments Troy Wichterman | Chief Financial Officer twichterman@BioLifeSolutions.com John Graziano | Investor Relations jgraziano@BioLifeSolutions.com